United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 28, 2022

Date of Report (Date of earliest event reported)

Lakeshore Acquisition I Corp.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40474	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite A-2F, 555 Shihui Road, Songjiang District, Shanghai, China	201100
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +86 13816100700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	LAAA	The Nasdaq Stock Market LLC
Warrants	LAAAW	The Nasdaq Stock Market LLC
Units	LAAAU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

IMPORTANT NOTICES

Important Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended. Statements that are not historical facts, including statements about the pending transactions among Lakeshore Acquisition I Corp. (together with its successors, the “Purchaser”), LAAA Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of Purchaser (the “Merger Sub”), ProSomnus Holdings Inc., a Delaware corporation (“ProSomnus”), HGP II, LLC, a Delaware limited liability company, as the representative of the stockholders of ProSomnus, and RedOne Investment Limited, a British Virgin Islands company, as the representative of the stockholders of Purchaser, and the transactions contemplated thereby, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Such risks and uncertainties include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could delay the business combination or give rise to the termination of the agreements related thereto; (ii) the outcome of any legal proceedings that may be instituted against Purchaser or ProSomnus following announcement of the transactions; (iii) the inability to complete the business combination due to the failure to obtain approval of the shareholders of Purchaser, or other conditions to closing in the merger agreement; (iv) the risk that the proposed business combination disrupts ProSomnus’s current plans and operations as a result of the announcement of the transactions; (v) ProSomnus’s ability to realize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of ProSomnus to grow and manage growth profitably following the business combination; (vi) costs related to the business combination; (vii) risks related to the rollout of ProSomnus’s business and the timing of expected business milestones; (viii) ProSomnus’s ability to maintain effective internal controls over financial reporting; (ix) the effects of competition on ProSomnus’s future business; (x) risks related to ProSomnus’s dependence on its intellectual property and the risk that ProSomnus’s technology could have undetected defects or errors; (xi) changes in applicable laws or regulations; (xii) the COVID-19 pandemic and its effect directly on ProSomnus and the economy generally; (xiii) risks related to disruption of management time from ongoing business operations due to the proposed business combination; and (xiv) the possibility that ProSomnus may be adversely affected by other economic, business, and/or competitive factors. A further list and description of risks and uncertainties can be found in Purchaser’s initial public offering prospectus dated June 10, 2021 , in Purchaser’s quarterly reports on Form 10-Q and annual reports on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) subsequent thereto and in the Registration Statement on Form S-4 and proxy statement filed with the SEC by LAAA Merger Sub Inc. in connection with the proposed transactions, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and Purchaser, Merger Sub, ProSomnus, and their subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Additional Information and Where to Find It

In connection with the transaction described herein, Purchaser and LAAA Merger Sub Inc. have filed relevant materials with the SEC, including a Registration Statement on Form S-4 and a proxy statement. The proxy statement and a proxy card have been mailed to Purchaser’s stockholders as of the record date established for voting at the stockholders’ meeting relating to the proposed transactions. Stockholders will also be able to obtain a copy of the Registration Statement on Form S-4 and proxy statement without charge from Purchaser. The Registration Statement on Form S-4 and proxy statement may also be obtained without charge at the SEC’s website at www.sec.gov or by writing to Purchaser at 667 Madison Avenue, New York, NY 10065.

INVESTORS AND SECURITY HOLDERS OF PURCHASER ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT PURCHASER WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PURCHASER, PROSOMNUS AND THE TRANSACTIONS.

Participants in Solicitation

Purchaser, Merger Sub, ProSomnus, certain stockholders of ProSomnus, and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Purchaser common stock in respect of the proposed transaction. Information about Purchaser’s directors and executive officers and their ownership of Purchaser’s ordinary shares is set forth in Purchaser’s Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

Item 1.01	Entry into a Material definitive Agreement.

On November 28, 2022, Lakeshore Acquisition I Corp., a Cayman Islands exempted company (“Purchaser” or “Lakeshore”), and ProSomnus Holdings Inc., a Delaware corporation (“ProSomnus”), entered into an Amended and Restated Purchaser Support Agreement (the “Amended and Restated Purchaser Support Agreement”), with the initial shareholders of the Purchaser (the “Supporters”), which amends and restates the Purchaser Support Agreement, dated May 9, 2022. Pursuant to the Amended and Restated Purchaser Support Agreement, the Supporters agreed to automatically (and with no further action by the Supporters) transfer an additional 12% of the Founder Shares (as defined in the Purchaser Support Agreement) to Equity Investors (as defined in the Purchaser Support Agreement) for no consideration. As a result the Supporters will transfer up to an aggregate of 42% of the Founder Shares held by each Supporter to Equity Investors. If the aggregate number of transferred Founder Shares is equal to or greater than 273,350 Founder Shares (the “20% Threshold”), Purchaser shall issue a full warrant to the Supporters for each transferred Founder Share transferred above the 20% Threshold; provided that in no event shall the aggregate number of transferred Founder Shares be greater than 574,035. A copy of the Amended and Restated Purchaser Support Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

On November 30, 2022, Lakeshore also entered into non-redemption agreements with certain institutional investors for an aggregate of 200,339 shares of the Purchaser, and such investors will also receive an aggregate of 172,368 additional shares from the Purchaser. Altogether, there are 395,339 shares subject to non-redemption agreements and, in connection therewith, the investors will receive an aggregate of 340,085 additional shares of the Purchaser.

Item 7.01.	Regulation FD Disclosure.

The information included in Item 1.01 is incorporated by reference into this item.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Form of Amended and Restated Purchaser Support Agreement,
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 1, 2022

LAKESHORE ACQUISITION I CORP.

By:	/s/ Bill Chen
Name:	Bill Chen
Title:	Chief Executive Officer